EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Osprey Ventures, Inc. (the “Company”) on Form 10-K for the year ended May 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, James Yiu Yeung Lung, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 9, 2009

/s/ “James Yiu Yeung Lung”

James Yiu Yeung Lung
Chief Executive Officer